                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                         TRUE NORTH COMMUNICATIONS INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 16, 1997

                                       BY

                                 PUBLICIS S.A.

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
          MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, JANUARY 15, 1998,
                          UNLESS THE OFFER IS EXTENDED

                        THE DEPOSITARY FOR THE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

            By Mail:                         By Facsimile:             By Hand or Overnight Delivery:
           P.O. Box 84                  (for eligible financial               One State Street
      Bowling Green Station               institutions only):             New York, New York 10004
  New York, New York 10274-0084             (212) 858-2611               Attn: Securities Processing
 Attn: Reorganization Department                                           Window, Sub-cellar One

                        Confirm Facsimile by Telephone:
                                 (212) 858-2103

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER
      OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders of True North Communications Inc. if certificates evidencing Shares and/or Rights (each as defined in the Offer to Purchase, dated December 16, 1997 (the "Offer to Purchase")), are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares and/or Rights are to be made by book-entry transfer to an account maintained by IBJ Schroder Bank & Trust Company (the "Depositary") at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares or Rights by book-entry transfer are referred to herein as "Book-Entry Stockholders." UNLESS AND UNTIL PUBLICIS S.A., A SOCIETE ANONYME ORGANIZED UNDER THE LAWS OF FRANCE (THE "PURCHASER"), DECLARES THAT THE RIGHTS CONDITION (AS DEFINED IN THE OFFER TO PURCHASE) IS SATISFIED, HOLDERS OF SHARES WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SUCH SHARE. If the Distribution Date (as defined in the Offer to Purchase) does not occur prior to the Expiration Date (as defined in the Offer to Purchase), a tender of Shares will also constitute a tender of the associated Rights. If the Distribution Date occurs and the certificates evidencing Rights ("Rights Certificates") are distributed by True North Communications Inc., a Delaware corporation, to holders of Shares prior to the time a holder's Shares are tendered pursuant to the Offer (as defined in the Offer to Purchase), in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares tendered must be delivered to the Depositary or, if available, a Book-Entry Confirmation (as defined in the Offer to Purchase) received by the Depositary with respect thereto. If the Distribution Date occurs and Rights Certificates are not distributed prior to the time Shares are tendered pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedure described below. In any case, a tender of Shares constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within three business days after the date Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights, prior to accepting the related Shares for payment pursuant to the Offer if the Distribution Date occurs prior to the Expiration Date. See Section 3 of the Offer to Purchase. The Purchaser will not pay any additional consideration for any Rights tendered pursuant to the Offer.

     Holders of Shares and Rights whose certificates for such Shares (the "Share Certificates") and, if applicable, Rights Certificates, are not immediately available (including, if the Distribution Date has occurred, but Rights Certificates have not yet been distributed) or who cannot deliver their Share Certificates or, if applicable, their Rights Certificates, and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares and Rights according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             SHARE CERTIFICATE(S) AND
             (PLEASE FILL IN, IF BLANK, EXACTLY AS                                     SHARE(S) TENDERED
          NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                         (ATTACH ADDITIONAL LIST, IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL NUMBER OF
                                                                                             SHARES
                                                                       SHARE             REPRESENTED BY            NUMBER
                                                                    CERTIFICATE              SHARE               OF SHARES
                                                                     NUMBER(S)*          CERTIFICATE(S)          TENDERED**
                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------
                                                                                          Total Shares
 ------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Book-Entry Stockholders.

 ** Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF RIGHTS TENDERED*

------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                            RIGHTS CERTIFICATE(S) AND
             (PLEASE FILL IN, IF BLANK, EXACTLY AS                                      RIGHTS TENDERED
          NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                         (ATTACH ADDITIONAL LIST, IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL NUMBER OF
                                                                                             RIGHTS
                                                                       RIGHTS            REPRESENTED BY            NUMBER
                                                                    CERTIFICATE              RIGHTS              OF RIGHTS
                                                                    NUMBER(S)**         CERTIFICATE(S)**        TENDERED***
                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------

                                                                ---------------------------------------------------------------
                                                                                          Total Rights
 ------------------------------------------------------------------------------------------------------------------------------

   * If the tendered Rights are represented by separate certificates, complete the certificate numbers of such Rights Certificates. Stockholders tendering Rights which are not represented by separate certificates should retain a copy of this Letter of Transmittal in order to accurately complete a Letter of Transmittal if Rights Certificates are received.
  ** Need not be completed by Book-Entry Stockholders.
 *** Unless otherwise indicated, it will be assumed that all Rights represented by certificates delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Check Box of Book-Entry Transfer Facility:

      [ ] The Depository Trust Company

      [ ] Philadelphia Depository Trust Company

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------

   Window Ticket Number (if any):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -------------------------------------------------------------------

   Name of Institution which Guaranteed Delivery:
   ------------------------------------------------------------------------

   If Delivery by Book-Entry Transfer Facility:

      [ ] The Depository Trust Company

      [ ] Philadelphia Depository Trust Company

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER (IF
    AVAILABLE) MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Check Box of Book-Entry Transfer Facility:

      [ ] The Depository Trust Company

      [ ] Philadelphia Depository Trust Company

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF RIGHTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------

   Window Ticket Number (if any):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -------------------------------------------------------------------

   Name of Institution which Guaranteed Delivery:
   ------------------------------------------------------------------------

    If Delivery by Book-Entry Transfer Facility:

      [ ] The Depository Trust Company

      [ ] Philadelphia Depository Trust Company

   Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Publicis S.A., a societe anonyme organized under the laws of France (the "Purchaser"), the above described shares of Common Stock, par value $.33 1/3 per share (the "Shares"), of True North Communications Inc., a Delaware corporation (the "Company"), and (unless and until the Purchaser declares that the Rights Condition (as defined in the Offer to Purchase) has been satisfied) the associated Series A Junior Participating Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement dated as of November 16, 1988 between the Company and Harris Trust and Savings Bank, as Rights Agent (as the same may be amended, the "Rights Agreement"), at a purchase price of $28 per Share (and associated Right), net to the seller in cash, without interest thereon, in each case upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 16, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Unless the context otherwise requires, all references to Shares shall include the associated Rights and all references to the Rights shall include all benefits that may inure to holders of the Rights pursuant to the Rights Agreement. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares and Rights tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares and Rights tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares and Rights that are being tendered hereby and any and all dividends on the Shares or any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Shares or Rights (other than the Redemption Price (as defined in the Offer to Purchase)) that is declared or paid by the Company on or after September 1, 1997 and is payable or distributable to stockholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares and Rights purchased pursuant to the Offer (except that if the Rights are redeemed by the Company's Board of Directors, tendering stockholders who are holders of record as of the applicable record date will be entitled to receive and retain the Redemption Price) (a "Distribution"), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares and Rights (and any Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates and Rights Certificates (as defined in the Offer to Purchase) (and any Distributions), or transfer ownership of such Shares or Rights on the account books maintained by the Book-Entry Transfer Facilities together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares and Rights (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned understands that if the Distribution Date (as defined in the Offer to Purchase) has occurred and Rights Certificates have been distributed by the Company to holders of the Shares prior to the time the Shares are tendered herewith, in order for the Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation (as defined in Instruction 2) must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time the Shares are tendered herewith, the undersigned agrees to deliver the Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within three business days after the date such Rights Certificates are distributed. The undersigned understands that if the Rights Condition is not satisfied, the Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting the related Shares for payment, if the Distribution Date occurs prior to the Expiration Date. In that event, payment for the Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, such Rights Certificates.

     The undersigned hereby irrevocably appoints Maurice Levy and Jean-Paul Morin, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares and Rights tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and Rights and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares and Rights by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares and Rights (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the right to require that, in order for the Shares and the Rights to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares and Rights, the Purchaser or its designees is able to exercise full voting rights with respect to such Shares, Rights and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and the Rights tendered hereby (and any Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Rights tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Shares and the Rights tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares and Rights tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that the Shares and Rights tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after February 13, 1998 (or such later date as may apply in case the Offer is extended).

     The undersigned understands that tenders of Shares and Rights pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates or Rights Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates or Rights Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates or Rights Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Stockholders tendering Shares or Rights by book-entry transfer may request that any Shares or Rights not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares and Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of such Shares and Rights.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

   To be completed ONLY if Share Certificates and/or Rights Certificates not tendered or not purchased and/or the check for the purchase price of Shares and/or Rights purchased are to be issued in the name of someone other than the undersigned, or if Shares and/or Rights tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated on the front cover.

   Issue check and/or certificates to:

   Name:
   ----------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                    (SEE SUBSTITUTE FORM W-9 ON BACK COVER)

   [ ] Credit unpurchased Shares and/or Rights tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

   [ ] DTC            [ ] PDTC

   ------------------------------------------------------------
                                (ACCOUNT NUMBER)
          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
   To be completed ONLY if Share Certificates and/or Rights Certificates not tendered or not purchased and/or the check for the purchase price of Shares and/or Rights purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.

   Mail check and/or certificates to:

   Name:
   ----------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

                                     Dated:
                         ------------------------------

   (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or Rights Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

   Name(s):
   --------------------------------------------------------------------------

         --------------------------------------------------------------------
                                 (PLEASE PRINT)

   Capacity (Full Title):
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

        ---------------------------------------------------------------------

        ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:
   --------------------------------------------------------------------------

   Tax Identification or Social Security No.:
   --------------------------------------------------------------------------
                                    (SEE SUBSTITUTE W-9 ON REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature:
   --------------------------------------------------------------------------

   Name:
   --------------------------------------------------------------------------

   Name of Firm:
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

        ---------------------------------------------------------------------

        ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:
   ------------------------------------

   Dated:
   ------------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares or Rights) of the Shares and the Rights tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the inside front cover hereof or (ii) if such Shares or Rights are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used either if Share Certificates or Rights Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer of Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and, unless and until the Purchaser declares that the Rights Condition (as defined in the Offer to Purchase) is satisfied, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at a Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date such Rights Certificates are distributed. Stockholders whose Share Certificates or Rights Certificates are not immediately available (including, if the Distribution Date has occurred, but Rights Certificates have not yet been distributed by the Company) or who cannot deliver their Share Certificates or Rights Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares and Rights by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates or Rights Certificates (or a Book-Entry Confirmation) representing all tendered Shares or Rights, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within (x) in the case of Shares, three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery or (y) in the case of Rights, a period ending on the later of (1) three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery and (2) three business days after the date Rights Certificates are distributed to stockholders by the Company, all as provided in
Section 3 of the Offer to Purchase. If Share Certificates and Rights Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, RIGHTS CERTIFICATES (IF APPLICABLE), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering stockholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares and Rights for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and Rights and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. Partial Tenders (Not Applicable to Book-Entry Stockholders). If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights which are to be tendered in the box entitled "Number of Shares Tendered" or "Number of Rights Tendered" as appropriate. In such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares or Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares or Rights not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares or Rights listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares and Rights not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or certificates for unpurchased Shares or Rights are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares or Rights by book-entry transfer may request that Shares or Rights not purchased be credited to such account maintained at such Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent at its addresses set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

     9. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares or Rights are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares or Rights purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or Rights or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares or Rights. If the Shares or Rights are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     11. Waiver of Conditions. The Conditions to the Offer may be waived, in whole or in part, by the Purchaser in its sole discretion, at any time and from time to time, in the case of any Shares or Rights tendered.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------
 PAYER'S NAME:
---------------------------------------------------------------------------------------------------------
 SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.  SOCIAL SECURITY NUMBER OR
 DEPARTMENT OF THE TREASURY                                                  EMPLOYER ID NUMBER
 INTERNAL REVENUE SERVICE                                                    ----------------------------
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")
---------------------------------------------------------------------------------------------------------

 PART 2 -- CERTIFICATES -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
 ------------------------------------------------------------------------------

  SIGNATURE ------------------------------------        DATE ------------------------------     PART 3 AWAITING TIN [ ]

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature:
------------------------------------------------------------------------  Date:
---------------------

     FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND RIGHTS AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

              By Mail:                       By Facsimile:                  By Hand or Overnight
            P.O. Box 84                 (for eligible financial                  Delivery:
       Bowling Green Station              institutions only):                 One State Street
         New York, New York                  (212) 858-2611               New York, New York 10004
             10274-0084                                                 Attn: Securities Processing
        Attn: Reorganization                                               Window, Sub-cellar One
             Department

                        Confirm Facsimile by Telephone:
                                 (212) 858-2103

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                        [MacKenzie Partners, Inc. LOGO]
                                156 Fifth Avenue
                            New York, New York 10010
                                 (212) 929-5500

                      The Dealer Manager for the Offer is:
                            LAZARD FRERES & CO. LLC
                              30 Rockefeller Plaza
                            New York, New York 10020
                                 (212) 632-6000